UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2013
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Strayer Education, Inc.
(Exact name of registrant as specified in its charter)
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MARYLAND	0-21039	52-1975978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2303 Dulles Station Boulevard Herndon, VA	20171
(Address of principal executive offices)	(Zip Code)

(703) 561-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 14, 2013, Strayer Education, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended December 31, 2012.  A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

The information contained in Exhibit 99.1 is deemed furnished under this Item, and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2013, the Company approved revised forms of restricted stock and stock option award agreements for use under the Company’s 2011 Equity Compensation Plan (“2011 Plan”).  The revised award agreements set forth the standard terms and conditions that would apply to grants of restricted stock and stock options pursuant to the 2011 Plan.

The revised forms of agreement change the provisions regarding vesting upon a change in control of the Company.  Under the agreements as modified, acceleration of vesting would only occur both when there is a change in control as defined in the 2011 Plan and the employment with Strayer of the employee holding the award is terminated without cause within six months after the change in control or the employee resigns during that period as a result of a material reduction in authority, functions, duties or responsibilities.

The revised forms of award agreements are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto.

Item 9.01.	Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number	Description
10.1*	Form of Restricted Stock Award Agreement – Time Vesting – under the 2011 Equity Compensation Plan

10.2*	Form of Restricted Stock Award Agreement – Performance Vesting – under the 2011 Equity Compensation Plan

10.3*	Form of Option Agreement under the 2011 Equity Compensation Plan

10.4*	Form of Restricted Stock Award Agreement for Non-Employee Directors under the 2011 Equity Compensation Plan

99.1	Press Release, dated February 14, 2013

*Denotes management contract or compensation plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAYER EDUCATION, INC.

Date: February 14, 2013	By:	/s/ Mark C. Brown
Mark C. Brown
Executive Vice President and Chief Financial Officer